Exhibit 10.A

BERKSHIRE HATHAWAY INC.                            LEUCADIA NATIONAL CORPORATION
  1440 KIEWIT PLAZA                                    315 PARK AVENUE SOUTH
OMAHA, NEBRASKA 68131                                 NEW YORK, NEW YORK 10010
                                  BERKADIA LLC
                                1440 KIEWIT PLAZA
                              OMAHA, NEBRASKA 68131

February 26, 2001

The FINOVA Group Inc.
4800 North Scottsdale Road
Scottsdale, Arizona 85251-7623
Attention: Matthew M. Breyne
           President

FINOVA Capital Corporation
4800 North Scottsdale Road
Scottsdale, Arizona 85251-7623
Attention: Matthew M. Breyne
           President

                                COMMITMENT LETTER

                  $6,000,000,000 SENIOR SECURED CREDIT FACILITY

Ladies and Gentlemen:

You have advised us that The FINOVA Group Inc. ("FNV"), its subsidiary, FINOVA Capital Corporation (the "COMPANY" or the "BORROWER"), and certain affiliated entities each intend to file a petition for voluntary reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware and to seek confirmation of a chapter 11 plan having the principal terms outlined herein, or such other terms agreed to by the Company as are reasonably acceptable to both Berkshire Hathaway Inc. ("BERKSHIRE") and Leucadia National Corporation ("LEUCADIA") (the "PLAN") pursuant to which, among other things, the Company would repay approximately $6,000,000,000 of its existing pre-petition unsecured indebtedness (the "EXISTING DEBT REPAYMENT") with the proceeds of a $6,000,000,000 senior secured term loan facility (the "FACILITY") to be made available by Lender (as defined below) to the Company. You have advised us that the Existing Debt Repayment will be made pursuant to the Plan and that under the Plan, the unpaid portion of the Company's pre-petition indebtedness (after giving effect to the Existing Debt Repayment) will be restructured into new secured notes of FNV (the "SENIOR NOTES") as described herein.

You have also advised us that simultaneous with the execution of this Commitment Letter (as defined herein), FNV is entering into a Management Services Agreement with Leucadia and Leucadia International Corporation dated the date of this Commitment Letter (the "MANAGEMENT AGREEMENT").

Leucadia and Berkshire have organized Berkadia LLC, a Delaware limited liability company owned jointly by them (the "LENDER"), whose performance hereunder is guaranteed by Berkshire and Leucadia. Berkshire guaranties 90% of Lender's commitments hereunder; Leucadia guaranties 10% of Lender's commitments hereunder; and Berkshire secondarily guaranties the 10% of Lender's commitments guaranteed by Leucadia. Leucadia shall have no obligation to FNV or the Company (or any affiliate of either FNV or the Company) with respect to the Facility (other than the guaranty of Lender's commitment stated in the immediately preceding sentence).

Lender is pleased to inform you of its commitment to provide the entire amount of the Facility, subject to (i) the receipt by Lender in immediately available funds of the non-refundable commitment fee of $60,000,000 (the "COMMITMENT FEE") and (ii) the terms and conditions described in this letter and the attached Annex I ("ANNEX I," and together with this letter, the "COMMITMENT LETTER"). Until Lender has received payment in full of the Commitment Fee and Leucadia has received payment in full of the first Annual Management Fee (as defined in the Management Agreement), none of Lender, Berkshire nor Leucadia shall have any obligation to you with respect to the Facility.

CONDITIONS PRECEDENT

The commitment and other obligations of Lender hereunder are subject to:

     (i) the filing by the Company and FNV no later than March 8, 2001 of a petition for voluntary reorganization (each a "VOLUNTARY PETITION") under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq., with the United States Bankruptcy Court for the District of Delaware (and together with the United States District Court, the "BANKRUPTCY COURT");

     (ii) the approval by the Bankruptcy Court, on or before the day an order is issued by the Bankruptcy Court approving a disclosure statement for the Company and FNV, which shall be no later than 130 days from the date hereof (the "DISCLOSURE STATEMENT APPROVAL DATE"), of this Commitment Letter including all fees set forth herein (the "COMMITMENT LETTER APPROVAL") (such fees to include without limitation (x) the Company's payment of all reasonable fees incurred by Lender in connection with its financing of the Facility ("REIMBURSEMENT FEES") as and when such fees are incurred by Lender and reimbursement by the Company of the Reimbursement Fees to the extent incurred by Lender prior to such Bankruptcy Court Approval and (y) the Company's payment of a termination fee (the "TERMINATION FEE") of $60,000,000 to Lender if Borrower does not borrow under the Facility for any reason (including the termination of Lender's obligations under this Commitment Letter, whether or not the Facility agreements have been entered into), unless Borrower's failure to borrow is solely due to (a) the failure by Lender to fund the Facility in violation of its obligations hereunder or, (b) following confirmation of the Plan by the Bankruptcy Court, a Material Adverse Change (as defined in Annex I) has occurred or a due diligence condition relating to environmental, insurance or employee matters has not been satisfied);

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     (iii) the Management Agreement being in effect and there being no material breach by FNV thereunder;

     (iv) our reasonable satisfaction with, and the approval by the Bankruptcy Court of, (x) the Facility and the fees and transactions contemplated thereby, including, without limitation, the liens to be granted by the Company to secure the Facility, and the Definitive Documentation (as defined below) and (y) all actions to be taken, all undertakings to be made and obligations to be incurred by the Company in connection with the Facility and by the Company and FNV in connection with the Plan (all such approvals to be evidenced by the entry of one or more orders of the Bankruptcy Court reasonably satisfactory in form and substance to Lender, which orders shall, among other things, approve the payment by the Company of all unpaid fees that are provided for in Annex I, and such orders shall have become final and nonappealable);

     (v) the preparation, execution and delivery of mutually acceptable loan documentation, including, without limitation, a credit agreement containing terms consistent with the terms and conditions outlined in this Commitment Letter (the "DEFINITIVE DOCUMENTATION");

     (vi) the absence of any change, occurrence or development that could, in our reasonable opinion, constitute a material adverse change in the business, condition (financial or otherwise), operations, performance, properties, assets, liabilities (actual or contingent) or prospects of FNV, the Company and each of their respective subsidiaries taken as a whole since December 31, 2000 (other than the commencement and continuation of the Chapter 11 cases and the consequences that would normally result therefrom);

     (vii) the accuracy and completeness in all material respects of all representations and warranties that you make to us and all information that you furnish to us and your compliance with the terms of this Commitment Letter;

     (viii) the immediate payment in full of all fees, expenses and other amounts due and payable under this Commitment Letter;

     (ix) our not becoming aware after the date hereof of any information or other matter which in our reasonable judgment is inconsistent in a material and adverse manner with any information or other matter disclosed to us prior to the date hereof;

     (x) the satisfaction of the other conditions precedent to the closing of the Facility contained in Annex I; and

     (xi) a closing of and borrowing under the Facility on or prior to August 31, 2001.

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COMMITMENT TERMINATION

Lender's commitment set forth in this Commitment Letter will terminate on the earlier of (x) August 31, 2001, unless the Facility closes and funds on or before such date or (y) the Disclosure Statement Approval Date if the Commitment Letter Approval is not received from the Bankruptcy Court by the Disclosure Statement Approval Date. Prior to such termination, Lender's commitment set forth in this Commitment Letter may be terminated (i) by Lender if any event occurs or information has become available that, in its reasonable judgment, results in, or is likely to result in, the occurrence of any of the events referred to in clause (vi) of the paragraph captioned "CONDITIONS PRECEDENT" or the failure of any other condition referred to in the paragraph captioned "CONDITIONS PRECEDENT" or (ii) by Lender upon termination of the Management Agreement.

FEES

In addition to the fees described herein, you agree to pay the unpaid fees set forth in Annex I, including, without limitation, the Funding Fee (as defined therein), the Termination Fee, the Reimbursement Fees and the Facility Fee (as defined therein). You agree to seek the Commitment Letter Approval by the Bankruptcy Court, and shall use your best efforts to obtain the same on or before the Disclosure Statement Approval Date. If the Commitment Letter Approval is not received from the Bankruptcy Court by such date, Lender's entitlement to the Termination Fee shall be a general unsecured claim against the estates of the Company and FNV. Each of the fees described in this Commitment Letter shall be non-refundable when paid.

INDEMNIFICATION

You agree to indemnify and hold harmless Lender, Leucadia, Berkshire and each of their respective affiliates and each of their respective officers, directors, employees, members, managers, agents, advisors, attorneys and representatives (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel), whether joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of this Commitment Letter or any of the transactions contemplated hereby, or any actual or proposed use of the proceeds of the Facility, except to the extent such claim, damage, loss, liability or expense is found in a final non-appealable judgment by a court of competent jurisdiction (or admitted by an Indemnified Party pursuant to a written settlement agreement) to have resulted primarily from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, FNV, any of their respective directors, securityholders or creditors, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.

You further agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to FNV, the Company or their respective securityholders or creditors for or in connection with the transactions contemplated hereby, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction (or admitted by an Indemnified Party pursuant to a written settlement agreement) to have resulted primarily from such Indemnified Party's gross negligence or willful misconduct and any liability of any Indemnified Party shall be limited to the amount of actual fees received by such Indemnified Party hereunder.

Prior to Commitment Letter Approval by the Bankruptcy Court, this indemnification shall be a general unsecured claim against the estates of the Company and FNV.

COSTS AND EXPENSES

In further consideration of the commitment of Lender hereunder, and recognizing that in connection herewith Lender, Berkshire and Leucadia are incurring substantial costs and expenses in connection with the Facility and the preparation, negotiation, execution and delivery of this Commitment Letter, as well as in connection with any financing to be obtained by Lender in providing funds to you under the Facility, including, without limitation, reasonable fees and disbursements of counsel to Lender, Berkshire and Leucadia, filing and recording fees and due diligence, transportation, computer, duplication, messenger, appraisal, audit, insurance and consultant costs and expenses, you hereby agree to pay, or reimburse Lender, Berkshire and Leucadia on demand, upon presentation of reasonable documentation, for all such reasonable costs and expenses (whether incurred before or after the date hereof), regardless of whether any of the transactions contemplated hereby is consummated. You also agree to pay all reasonable costs and expenses of Lender, Berkshire and Leucadia (including, without limitation, reasonable fees and disbursements of counsel) incurred in connection with the enforcement of any of their respective rights and remedies hereunder. Prior to Commitment Letter Approval by the Bankruptcy Court, the claims of Lender, Berkshire and Leucadia hereunder shall be general unsecured claims against the estates of the Company and FNV.

CONFIDENTIALITY

Each of Lender, Berkshire and Leucadia agrees to keep confidential any information concerning FNV, the Company or their affiliates (whether prepared by FNV, the Company, their respective advisors or otherwise) which is furnished to Lender, Berkshire or Leucadia by or on behalf of FNV, the Company or their affiliates in connection with this Commitment Letter and the transactions contemplated hereby (herein collectively referred to as the "EVALUATION MATERIAL"); provided, however, that (i) any such information may be disclosed by Lender, Berkshire and Leucadia to their respective directors, officers, employees, representatives and advisors and their financing sources and the directors, officers, employees, representatives and advisors of such financing sources who need to know such information for the purpose of evaluating the transactions contemplated by this Commitment Letter (it being understood that such directors, officers, employees, representatives, advisors and financing sources shall be informed by Lender, Berkshire or Leucadia, as the case may be, of the confidential nature of such information and shall be directed to treat such information confidentially), (ii) any disclosure of such information may be made to which the Company consents in writing and (iii) Lender, Berkshire and Leucadia may make any public disclosures of such information as any of them is required by law or as part of the Chapter 11 cases to make. The term "EVALUATION MATERIAL" does not include information which (i) is already in the possession of Lender, Berkshire or Leucadia, provided that such information is not known by any such party to be subject to another confidentiality agreement with or other obligation of secrecy to FNV, the Company or another party, (ii) becomes generally available to the public other than as a result of a disclosure by Lender, Berkshire or Leucadia or their respective directors, officers, employees, agents or advisors, or (iii) becomes available to Lender, Berkshire or Leucadia on a non-confidential basis from a source other than FNV, the Company or its advisors, provided that such source is not known by Lender, Berkshire or Leucadia to be bound by a confidentiality agreement with or other obligation of secrecy to FNV, the Company or another party. Nothing contained herein shall prevent Lender, Berkshire or Leucadia from disclosing to each other the Evaluation Material. The obligations of Lender, Berkshire and Leucadia hereunder to keep confidential the Evaluation Material shall (i) survive for a period of eighteen (18) months following the expiration or termination of this Commitment Letter in accordance with its terms and (ii) supersede any and all prior agreements between any of the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, this Commitment Letter shall supercede in its entirety the agreement between FNV and Leucadia dated August 14, 2000.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

You represent and warrant that (i) all information, considered together in its entirety, that has been or will hereafter be made available to Lender, Berkshire or Leucadia by you or any of your representatives in connection with the transactions contemplated hereby is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made, (ii) all financial projections, if any, that have been or will be prepared by you and made available to Lender, Berkshire and Leucadia have been or will be prepared in good faith based upon assumptions that were reasonable as of the date of the preparation of such financial projections (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and that no assurance can be given that the projections will be realized) and (iii) as of February 23, 2001, FNV and its consolidated subsidiaries had at least $1,100,000,000 of cash and cash equivalents on hand and such amounts will be used solely to fund, in whole or in part, legal commitments, normal operating expenses, the allowed claims against the debtors and expenses relating to the Chapter 11 proceedings and the expenses of the transactions contemplated by this Commitment Letter. You agree to provide such information and projections as reasonably requested by Lender, and to supplement such information and projections from time to time so that the representations and warranties contained in this paragraph remain correct in all material respects at all times.

In issuing this Commitment Letter, Lender is relying on the accuracy of the information furnished to it or to Berkshire or Leucadia by or on behalf of the Company and its affiliates without independent verification thereof.

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NO THIRD PARTY ENFORCEMENT, ETC.

The commitment of Lender hereunder is made solely for the benefit of FNV and the Company and may not be enforced by any other person. Please note that those matters that are not covered or made clear herein or in Annex I are subject to mutual agreement of the parties. The parties hereto may not assign or delegate any of their respective rights or obligations hereunder without the prior written consent of Lender (on behalf on Lender, Berkshire and Leucadia) or FNV (on behalf of FNV and the Company), as the case may be, which may be withheld in such party's sole discretion; provided, however, that each of Lender, Berkshire and Leucadia may (without obtaining any consent) assign its rights or obligations under this Commitment Letter, in whole or in part, to any of their respective direct or indirect wholly owned subsidiaries. No assignment will relieve the assigning party of its obligations hereunder. The terms and conditions of this Commitment Letter may be modified only in writing signed by all parties hereto. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto, or between any of the Lender, Berkshire and Leucadia on the one hand, and any third parties, including creditors and stockholders of FNV, the Company and their respective subsidiaries, on the other hand.

GOVERNING LAW, ETC.

This Commitment Letter shall be governed by, and construed in accordance with, the law of the State of New York. This Commitment Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Commitment Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Commitment Letter. Delivery of an executed counterpart of a signature page to this Commitment Letter by telecopier shall be as effective as delivery of a manually executed counterpart of this Commitment Letter. The paragraphs captioned "FEES", "INDEMNIFICATION", "COSTS AND EXPENSES," "CONFIDENTIALITY," "NO THIRD PARTY ENFORCEMENT," "GOVERNING LAW" and "WAIVER OF JURY TRIAL" shall survive the expiration or termination of this Commitment Letter.

WAIVER OF JURY TRIAL

EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED BY THE COMMITMENT LETTER OR THE ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT OF THE COMMITMENT LETTER.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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Please indicate your acceptance of the provisions hereof by signing the enclosed copy of this Commitment Letter and returning it to Marc Hamburg, President, c/o Berkadia LLC, 1440 Kiewit Plaza, Omaha, Nebraska 68131 (telecopier:
402-346-3375) on February 26, 2001. Notwithstanding anything contained herein to the contrary, this Commitment Letter will not be effective, and neither the existence of this Commitment Letter nor the terms hereof shall be disclosed by you to any person (other than your officers, directors, employees, accountants, attorneys and other advisors, and then only on a "NEED TO KNOW" basis in connection with the transactions contemplated hereby and on a confidential basis), unless both the Commitment Fee is received by Lender and the first
Annual Management Fee due upon execution of the Management Agreement is received by Leucadia at or before 2 p.m. (New York City time) on February 27, 2001. If you elect to deliver the Commitment Letter by telecopier, please arrange for the executed original to follow by next-day courier.

                                        Very truly yours,

                                        BERKADIA LLC


                                        By: /s/ Marc D. Hamburg
                                           -------------------------------------
                                        Name: Marc D. Hamburg
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

                                                     BERKSHIRE HATHAWAY INC.

                                        By: /s/ Marc D. Hamburg
                                           -------------------------------------
                                        Name: Marc D. Hamburg
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

                                        LEUCADIA NATIONAL CORPORATION


                                        By: /s/ Joseph A. Orlando
                                           -------------------------------------
                                        Name: Joseph A. Orlando
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

ACCEPTED this 26th day
of February, 2001

THE FINOVA GROUP INC.                   FINOVA CAPITAL CORPORATION


By: /s/ Matthew M. Breyne               By: /s/ Matthew M. Breyne
   --------------------------------        --------------------------------
Name: Matthew M. Breyne                 Name: Matthew M. Breyne
     ------------------------------          ------------------------------
Title: President and CEO                Title: President and CEO
      -----------------------------           -----------------------------

                                       8
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                                     ANNEX I

                  $6,000,000,000 SENIOR SECURED CREDIT FACILITY

                         SUMMARY OF TERMS AND CONDITIONS

This Summary of Terms and Conditions outlines certain terms of the Facility referred to in the Commitment Letter dated February 26, 2001 among The FINOVA Group Inc. ("FNV"), FINOVA Capital Corporation (the "COMPANY" or the "BORROWER"), Lender, Berkshire and Leucadia (the "COMMITMENT LETTER"). This Summary of Terms and Conditions is part of and subject to the Commitment Letter. Certain capitalized terms used herein are defined in the Commitment Letter.

BORROWER:                                  The Company.

GUARANTORS:                                FNV and all of FNV's direct and
                                           indirect domestic subsidiaries other
                                           than (i) the Company and (ii) any
                                           special purpose subsidiary that is
                                           currently contractually or legally
                                           prohibited from acting as a guarantor
                                           (the "GUARANTORS").

LENDER:                                    Berkadia LLC ("LENDER").

THE FACILITY:                              A five-year amortizing term loan made
                                           to the Borrower in a single drawing
                                           on the Closing Date in a principal
                                           amount of $6,000,000,000 (the "TERM
                                           LOAN"), prepayable with cash flows as
                                           set forth under "PREPAYMENTS."

                                           The final maturity date for the Term
                                           Loan will be five years from the
                                           Closing Date.

CLOSING DATE:                              On or before August 31, 2001.

PURPOSE: Proceeds of the Term Loan will be used solely to repay a portion of the pre-petition debt of the Company and its subsidiaries in accordance with the Plan.

INTEREST:                                  The Term Loan will bear interest at
                                           the greater of the following rates:

                                           (i) the current LIBO rate (for a
                                           period not to exceed six months and
                                           to be determined prior to execution
                                           of the loan documentation) as quoted
                                           by Telerate Page 3750, adjusted for
                                           reserve requirements, if any,
                                           applicable to Lender's source of
                                           funds and subject to customary
                                           change of circumstance provisions
                                           applicable to Lender and Lender's
                                           provider of funds (the "LIBO RATE"),
                                           PLUS 3% per annum; and

                                           (ii) 9% per annum.

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                                           The interest rate shall be reset
                                           daily and interest shall be
                                           calculated on the basis of the actual
                                           number of days elapsed in a 360-day
                                           year.

                                           Interest shall be payable quarterly.

DEFAULT INTEREST:                          During the continuance of an event of
                                           default (as defined in the loan
                                           documentation), the Term Loan
                                           (including unpaid interest and unpaid
                                           default interest) will bear interest
                                           at an additional 2% PER ANNUM.

PREPAYMENTS:                               Following the (i) payment of accrued
                                           interest on the Term Loan, (ii)
                                           payment of operating expenses and
                                           taxes of FNV, the Company and their
                                           respective subsidiaries, (iii)
                                           funding of reasonable reserves for
                                           revolving and unfunded commitments
                                           and general corporate purposes of
                                           the Company and (iv) payment of
                                           accrued interest on the Senior
                                           Notes, mandatory prepayments of the
                                           Term Loan without premium thereon
                                           shall be required in an amount equal
                                           to (x) 100% of the net sale proceeds
                                           from permitted asset sales, (y) 100%
                                           of annual excess cash flow (to be
                                           defined in the loan documentation)
                                           and (z) 100% of net proceeds from
                                           insurance and condemnation, in each
                                           case received by FNV, the Company or
                                           any of its subsidiaries, except to
                                           the extent any special purpose
                                           subsidiary is currently subject to a
                                           contractual or legal restriction on
                                           making distributions to its parent
                                           entity. In no event shall the
                                           Company or its subsidiaries make any
                                           prepayment on the Term Loan out of
                                           any refinancing or issuance of
                                           securities.

SECURITY:                                  All amounts owing by and the
                                           obligations of the Company under the
                                           Term Loan and the Guarantors in
                                           respect thereof will be secured by
                                           (i) a first priority perfected
                                           pledge of (x) all notes owned by the
                                           Company and the Guarantors and (y)
                                           all capital stock owned by the
                                           Company and the Guarantors (but not
                                           more than 65% of the capital stock
                                           of foreign subsidiaries) and (ii) a
                                           first priority perfected security
                                           interest in all other assets owned
                                           by the Company and the Guarantors,
                                           including, without limitation,
                                           accounts, inventory, equipment,
                                           investment property, instruments,
                                           chattel paper, real estate,
                                           leasehold interests, contracts,
                                           patents, copyrights, trademarks and
                                           other general intangibles, subject
                                           to customary exceptions for
                                           transactions of this type.

CONDITIONS PRECEDENT TO THE CLOSING:       The loan documentation will contain
                                           conditions to the closing of the
                                           Facility customarily found in loan
                                           agreements for similar financings
                                           and transactions of this type and
                                           other conditions deemed by Lender to
                                           be appropriate to the specific
                                           transaction and in any event
                                           including without limitation:

                                           *    All documentation relating to
                                                the Facility shall be in form

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
                                                and substance satisfactory to
                                                the Company and its counsel and
                                                Lender and its counsel.
                                                Guarantees in form and
                                                substance satisfactory to the
                                                Lender and its counsel shall
                                                have been executed and
                                                delivered by the Guarantors,
                                                and shall be in full force and
                                                effect.

                                           *    FNV and the Company shall not
                                                be in default of any of their
                                                obligations under the
                                                Commitment Letter.

                                           *    The terms and conditions of,
                                                and documentation relating to
                                                the Senior Notes, the principal
                                                terms of which are outlined on
                                                Exhibit A to this Annex I
                                                together with any changes
                                                thereto as may be agreed to by
                                                Lender, shall be satisfactory
                                                to Lender, including in the
                                                case of such debt the extent of
                                                subordination, security,
                                                absence of guarantees,
                                                amortization, maturity,
                                                prepayments, limitations on
                                                remedies and acceleration,
                                                covenants, events of default,
                                                interest rate and other
                                                intercreditor arrangements. All
                                                conditions precedent to the
                                                issuance of the Senior Notes
                                                shall have been satisfied or,
                                                with the prior approval of
                                                Lender waived, and the Senior
                                                Notes shall be issued
                                                concurrently.

                                           *    FNV and the Company shall have
                                                filed voluntary petitions for
                                                relief under chapter 11 of the
                                                Bankruptcy Code (the "CHAPTER
                                                11 Cases") in the Bankruptcy
                                                Court and all motions and other
                                                documents to be filed with and
                                                submitted to the Bankruptcy
                                                Court in connection with the
                                                Facility and the Management
                                                Agreement, the fees and
                                                transactions contemplated
                                                thereby and the approval
                                                thereof shall be in form and
                                                substance satisfactory to
                                                Lender.

                                           *    An order of the Bankruptcy
                                                Court granting approval and
                                                confirmation of the Plan shall
                                                have been entered and have
                                                become final and nonappealable
                                                (the "FINAL ORDER"), which
                                                Final Order shall provide for,
                                                among other things, (i)
                                                borrowing under the Facility,
                                                including first priority liens
                                                on all collateral thereunder,
                                                (ii) the use of proceeds of the
                                                Facility to make the Existing
                                                Debt Repayment, (iii) issuance
                                                of the Senior Notes, (iv) the
                                                reinstatement of FNV's
                                                outstanding Trust Originated
                                                Preferred Securities ("TOPRS")
                                                at 100% of principal amount or
                                                an exchange of the TOPrS at a
                                                discount for Senior Notes,
                                                which discount is acceptable to
                                                FNV and the Lender, (v) the
                                                adoption by each of FNV and the

                                                Company of a Certificate of
                                                Incorporation and By-laws in
                                                form and substance acceptable
                                                to Lender, (vi) the designees
                                                of Lender constituting not less
                                                than a majority of the Boards
                                                of Directors of FNV and the
                                                Company, at least two (2) of
                                                the remaining members of which
                                                shall be selected from the
                                                current Board of Directors of
                                                FNV as of the date hereof,
                                                (vii) the issuance by FNV to
                                                Lender for no additional
                                                consideration of shares of
                                                common stock of FNV such that
                                                Lender will own 51% of the
                                                outstanding equity of FNV on a
                                                fully diluted basis (and an
                                                allocation of consideration for
                                                such issuance to the capital of
                                                FNV in an amount equal to the
                                                aggregate par value represented
                                                by such equity interests so
                                                that such equity interests are
                                                fully paid and non-assessable),
                                                (viii) the release, in form and
                                                substance satisfactory to
                                                Lender, Leucadia and Berkshire,
                                                of each Indemnified Party (as
                                                defined in the Commitment
                                                Letter) from any and all claims
                                                or liabilities that any
                                                creditor or other party in
                                                interest has or could have had
                                                in connection with or arising
                                                out of the Chapter 11 Cases,
                                                the Commitment Letter, the
                                                Management Agreement and/or any
                                                action, authority, event or
                                                transaction contemplated by any
                                                of the foregoing, and (ix) such
                                                other terms as shall be
                                                acceptable to Lender in its
                                                reasonable discretion.

                                           *    All fees and expenses
                                                (including reasonable fees and
                                                expenses of counsel) required
                                                to be paid or reimbursed to
                                                Lender, Berkshire and Leucadia
                                                on or before the Closing Date
                                                shall have been paid.

                                           *    Lender shall be satisfied in
                                                its reasonable judgment that
                                                (i) there shall not occur as a
                                                result of the funding of the
                                                Facility, a default (or any
                                                event which with the giving of
                                                notice or lapse of time or both
                                                would be a default) under any
                                                debt instruments and other
                                                material agreements of FNV, the

                                                Company or any of their
                                                respective subsidiaries, and
                                                (ii) that each of FNV and the
                                                Company are solvent after
                                                giving effect to the funding of
                                                the Term Loan and the Senior
                                                Notes.

                                           *    Lender shall be satisfied that
                                                FNV, the Company and their
                                                respective subsidiaries will be
                                                able to meet their respective
                                                obligations under all employee
                                                and retiree welfare plans of
                                                such entities, that such
                                                employee benefit plans are, in
                                                all material respects, funded
                                                in accordance with the minimum
                                                statutory requirements, that no
                                                material "REPORTABLE EVENT" (as
                                                defined in ERISA, but excluding
                                                events for which reporting has
                                                been waived) has occurred as to
                                                any such employee benefit plan
                                                and that no termination of, or
                                                withdrawal from, any such
                                                employee benefit plan has
                                                occurred or is contemplated
                                                that could result in a material
                                                liability. Lender shall have
                                                reviewed and be satisfied with
                                                all employee benefit plans of
                                                FNV, the Company and their
                                                respective subsidiaries.

                                           *    Lender shall have received
                                                satisfactory opinions of
                                                counsel to FNV and the Company,
                                                addressing such matters as
                                                Lender shall reasonably
                                                request, including, without
                                                limitation, the enforceability
                                                of all loan documentation,
                                                compliance with all laws and
                                                regulations (including
                                                Regulations T, U and X of the
                                                Board of Governors of the
                                                Federal Reserve System), the
                                                perfection of all security
                                                interests purported to be
                                                granted and no conflicts with
                                                material agreements.

                                           *    There shall not have occurred
                                                any change, occurrence or
                                                development that could, in our
                                                reasonable opinion, result in a
                                                material adverse change in (i)
                                                the business, condition
                                                (financial or otherwise),
                                                operations, performance,
                                                properties, assets, liabilities
                                                (actual or contingent) or
                                                prospects of FNV, the Company
                                                and their respective
                                                subsidiaries taken as a whole
                                                since December 31, 2000 (other
                                                than the commencement and
                                                continuation of the Chapter 11
                                                Cases and the consequences that
                                                would normally result
                                                therefrom), (ii) the ability of
                                                the Company to perform its
                                                obligations under the loan
                                                documentation, (iii) the
                                                ability of the Guarantors
                                                (other than Guarantors as to
                                                which Lender, in its reasonable
                                                judgment, is satisfied that
                                                their inability, individually
                                                or in the aggregate, to perform
                                                their obligations is not
                                                material) to perform their
                                                obligations under the loan
                                                documentation or (iv) the
                                                ability of Lender to enforce
                                                the loan documentation (any of
                                                the foregoing being a "MATERIAL
                                                ADVERSE CHANGE").

                                           *    There shall exist no action,
                                                suit, investigation, litigation
                                                or proceeding pending or
                                                threatened in any court or
                                                before any arbitrator or
                                                governmental instrumentality
                                                that (i) could reasonably be
                                                expected to result in a
                                                Material Adverse Change or, if
                                                adversely determined, could
                                                reasonably be expected to
                                                result in a Material Adverse
                                                Change or (ii) restrains,
                                                prevents or imposes or can
                                                reasonably be expected to
                                                impose materially adverse
                                                conditions upon the Facility,
                                                the Plan or the transactions
                                                contemplated thereby.

                                           *    All necessary governmental and
                                                material third party consents
                                                and approvals necessary in
                                                connection with the Facility,
                                                the Plan and the transactions
                                                contemplated thereby shall have
                                                been obtained (without the
                                                imposition of any conditions
                                                that are not reasonably
                                                acceptable to Lender) and shall
                                                remain in effect, and all
                                                applicable governmental filings
                                                have been made and all
                                                applicable waiting periods
                                                shall have expired without in
                                                either case any action being
                                                taken by any competent
                                                authority; and no law or
                                                regulation shall be applicable
                                                in the judgment of Lender that
                                                restrains, prevents or imposes
                                                materially adverse conditions
                                                upon the Facility or the
                                                transactions contemplated
                                                thereby.

                                           *    No information shall have come
                                                to the attention of Lender that
                                                leads Lender to determine that,
                                                and Lender shall not have
                                                become aware of any fact or
                                                condition not disclosed to them
                                                prior to the date hereof which
                                                leads Lender to determine that,
                                                the Company's or any of its
                                                subsidiaries' condition
                                                (financial or otherwise),
                                                operations, performance,
                                                properties, assets, liabilities
                                                (actual or contingent) or
                                                prospects are different in any
                                                material adverse respect from
                                                that known to Lender as of this
                                                date.

                                           *    Lender shall have a valid and
                                                perfected first priority lien
                                                on and security interest in the
                                                collateral referred to above
                                                under "SECURITY" (other than
                                                collateral which Lender is
                                                satisfied in its reasonable
                                                judgment is not material,
                                                individually or in the
                                                aggregate); all filings,
                                                recordations and searches
                                                necessary or desirable in
                                                connection with such liens and
                                                security interests shall have
                                                been duly made; and all filing
                                                and recording fees and taxes
                                                shall have been duly paid.

                                           *    Lender shall be satisfied with
                                                the amount, types and terms and
                                                conditions of all insurance and
                                                bonding maintained by the
                                                Company and its subsidiaries,
                                                and Lender shall have received
                                                endorsements naming Lender as
                                                an additional insured and loss
                                                payee under all insurance
                                                policies to be maintained with
                                                respect to the properties of
                                                the Company and its
                                                subsidiaries forming part of
                                                Lender's collateral.

                                           *    Lender shall be satisfied with
                                                all environmental matters
                                                relating to the Company or its
                                                business or assets, and shall
                                                have received such
                                                environmental review reports as
                                                Lender may request, in form and
                                                substance satisfactory to it,
                                                as to any environmental hazards
                                                or liabilities to which the
                                                Company and its subsidiaries
                                                may be subject, and Lender
                                                shall be satisfied with the
                                                amount and nature of any such
                                                hazards or liabilities and with
                                                the Company's plans with
                                                respect thereto.

                                           *    The Management Agreement shall
                                                be in full force and effect,
                                                and there shall be no cause for
                                                termination thereunder.

                                           *    There shall not exist or have
                                                occurred any defaults,
                                                prepayment events or creation
                                                of liens under debt instruments
                                                or otherwise as a result of the
                                                Facility, the Plan, or the
                                                transactions contemplated
                                                thereby.


CONDITIONS PRECEDENT TO THE LOAN:          On the funding date of the Term Loan
                                           (if different from the closing date
                                           of the Facility) (i) there shall
                                           exist no default under the loan
                                           documentation, (ii) the
                                           representations and warranties of
                                           the Company and each Guarantor
                                           therein shall be true and correct
                                           immediately prior to, and after
                                           giving effect to, funding, and (iii)
                                           the making of the Term Loan shall
                                           not violate any requirement of law
                                           and shall not be enjoined,
                                           temporarily, preliminarily or
                                           permanently.

REPRESENTATIONS AND WARRANTIES:            The loan documentation will contain
                                           representations and warranties
                                           customarily found in loan
                                           documentation for similar financings
                                           and transactions of this type and
                                           other representations and warranties
                                           deemed by Lender appropriate to the
                                           specific transaction (which will be
                                           applicable to FNV, the Company and
                                           their respective subsidiaries)
                                           including, without limitation with
                                           respect to: valid existence,
                                           requisite power, due authorization,
                                           no conflict with agreements or
                                           applicable law, enforceability of
                                           loan documentation, validity,
                                           priority and perfection of security
                                           interests and enforceability of
                                           liens, accuracy of financial
                                           statements and all other information
                                           provided, compliance with law,
                                           absence of Material Adverse Change,
                                           no default under the loan
                                           documentation, absence of material
                                           litigation, ownership of properties
                                           and necessary rights to intellectual
                                           property, no burdensome restrictions
                                           and inapplicability of Investment
                                           Company Act or Public Utility Holding
                                           Company Act.

AFFIRMATIVE AND FINANCIAL COVENANTS:       The loan documentation will contain
                                           affirmative and financial covenants
                                           customarily found in loan
                                           documentation for similar financings
                                           and transactions of this type and
                                           other covenants deemed by Lender
                                           appropriate to the specific
                                           transaction (which will be applicable
                                           to FNV, the Company and their
                                           respective subsidiaries), including,
                                           without limitation, the following:

                                           *    Comply in all material respects
                                                with laws (including, without
                                                limitation, ERISA and
                                                environmental laws), pay taxes,
                                                maintain all necessary licenses
                                                and permits and trade names,
                                                trademarks, patents and other
                                                intellectual property, preserve
                                                corporate existence, maintain
                                                accurate books and records,
                                                maintain properties, maintain
                                                appropriate and adequate
                                                insurance, permit inspection of
                                                properties, books and records,
                                                use loan proceeds as specified
                                                and provide further assurances
                                                as required.

                                           *    Perform obligations under
                                                leases, contracts and other
                                                agreements.

                                           *    Conduct all transactions with
                                                affiliates on terms reasonably
                                                equivalent to those obtainable
                                                in arm's length transactions,
                                                including, without limitation,
                                                restrictions on management fees
                                                to affiliates.

                                           *    Maintain with a bank
                                                satisfactory to Lender main
                                                cash concentration accounts and
                                                blocked accounts into which all
                                                cash flows of the Borrower and
                                                proceeds of collateral are paid
                                                and which are swept daily (and
                                                with respect to accounts at
                                                other banks, which will be
                                                limited, blocked account
                                                agreements in form and
                                                substance acceptable to Lender
                                                have been executed).

                                           *    Financial covenants, including,
                                                but not limited to, minimum
                                                EBITDA, minimum net worth,
                                                minimum fixed charge coverage,
                                                minimum interest coverage,
                                                maximum leverage (measured on a
                                                balance sheet debt to EBITDA
                                                basis) and maximum capital
                                                expenditures.

                                           *    Maintain a loan-to-collateral
                                                value (tangible assets, net of
                                                reserves) ratio of no greater
                                                than 1:1.75.

NEGATIVE COVENANTS:                        The loan documentation will contain
                                           negative covenants customarily found
                                           in loan documentation for similar
                                           financings and transactions of this
                                           type (which will be applicable to
                                           FNV, the Company and their respective
                                           subsidiaries). Each of FNV, the
                                           Company and their respective
                                           subsidiaries shall agree that (i)
                                           except pursuant to the Plan, or (ii)
                                           without the consent of Lender, it
                                           will not:

                                           *    Incur or assume any debt
                                                (whether or not non-recourse)
                                                other than the Term Loan or the
                                                Senior Notes (as the case may
                                                be), give any guaranties,
                                                create any liens, charges or
                                                encumbrances; incur additional
                                                lease obligations; merge or
                                                consolidate with any other
                                                person, or change the nature of
                                                business or corporate structure
                                                or create any new subsidiaries
                                                or amend its charter or
                                                by-laws; sell, lease or
                                                otherwise dispose of assets
                                                (including, without limitation,
                                                in connection with a sale
                                                leaseback transaction), except
                                                for asset sales for cash where
                                                seller retains no residual
                                                interest in such assets and
                                                proceeds are applied as set
                                                forth under "PREPAYMENTS," give
                                                a negative pledge on any assets
                                                in favor of any person other
                                                than Lender; permit to exist
                                                any consensual encumbrance on
                                                the ability of any subsidiary
                                                to pay dividends or other
                                                distributions to the Company;
                                                or permit to exist any
                                                restrictions on the ability of
                                                the Company to prepay the Term
                                                Loan.

                                           *    Prepay, redeem, purchase,
                                                defease, exchange, refinance or
                                                repurchase any debt including,
                                                without limitation, the Senior
                                                Notes, or amend or modify any
                                                of the terms of any such debt
                                                or other similar agreements, or
                                                other material agreements,
                                                entered into or binding upon
                                                FNV, the Company or their
                                                respective subsidiaries.

                                           *    Make any loans or advances,
                                                capital contributions or
                                                acquisitions (except to fund
                                                existing commitments not
                                                discharged in the Chapter 11
                                                Cases) or form any joint
                                                ventures or partnerships or
                                                make any other investments in
                                                subsidiaries or any other
                                                person.

                                           *    Make or commit to make any
                                                payments in respect of
                                                warrants, options, repurchase
                                                of stock, dividends or any
                                                other distributions to
                                                shareholders, except as
                                                contemplated under the terms of
                                                the Senior Notes.

                                           *    Permit any change in ownership
                                                or control of the Company or
                                                any of its respective
                                                subsidiaries or any change in
                                                accounting treatment or
                                                reporting practices, except as
                                                required by GAAP and as
                                                permitted by the loan
                                                documentation.

                                           *    Redeem or otherwise acquire any
                                                shares of its capital stock, or
                                                issue or sell any securities
                                                (other than the issuance of the
                                                Senior Notes, pursuant to the
                                                exercise of options or
                                                conversion of outstanding
                                                securities or otherwise
                                                pursuant to the Plan) or grant
                                                any option, warrant or right
                                                relating to its capital stock
                                                or split, combine or reclassify
                                                any of its capital stock.

                                           *    Make any material amendment to
                                                any existing or enter into any
                                                new employment, consulting,
                                                severance, change in control or
                                                similar agreement or establish
                                                any new compensation or benefit
                                                or commission plans or
                                                arrangements for directors or
                                                employees.

                                           *    Merge, amalgamate or
                                                consolidate with any other
                                                entity in any transaction, sell
                                                all or any substantial portion
                                                of its business or assets, or
                                                acquire all or substantially
                                                all of the business or assets
                                                of any other entity, other than
                                                acquisitions of businesses in
                                                connection with foreclosures in
                                                the ordinary course of business
                                                and mergers or consolidations
                                                among wholly-owned subsidiaries
                                                of the Company.

                                           *    File any petition for voluntary
                                                reorganization or enter into
                                                any reorganization plan or
                                                recapitalization, dissolution
                                                or liquidation of the Company.

                                           *    Take any action that would have
                                                a material impact on the
                                                consolidated federal income tax
                                                return filed by FNV as the
                                                common parent, make or rescind
                                                any express or deemed material
                                                election relating to taxes,
                                                settle or compromise any
                                                material claim, action, suit,
                                                litigation, proceeding,
                                                arbitration, investigation,
                                                audit or controversy relating
                                                to taxes, enter into any
                                                material tax ruling, agreement,
                                                contract, arrangement or plan,
                                                file any amended tax return,
                                                or, except as required by
                                                applicable law or GAAP or in
                                                accordance with past practices,
                                                make any material change in any
                                                method of accounting for taxes
                                                or otherwise or any tax or
                                                accounting practice or policy.

                                           *    Enter into any contract,
                                                understanding or commitment
                                                that restrains, restricts,
                                                limits or impedes the ability
                                                of FNV or any of its
                                                subsidiaries to compete with or
                                                conduct any business or line of
                                                business in any geographic
                                                area.

                                           *    Permit FNV to engage in any
                                                business or activity, or hold
                                                any assets, other than holding
                                                the capital stock of the
                                                Company or the common interest
                                                of FINOVA Finance Trust.

                                           *    Pay any management or similar
                                                fees, other than pursuant to
                                                the Management Agreement.

FINANCIAL REPORTING REQUIREMENTS:          The Company shall provide: (i)
                                           monthly consolidated and
                                           consolidating financial statements
                                           of FNV, the Company and their
                                           respective subsidiaries, including
                                           balance sheet, income statement and
                                           cash flow statement within 30 days
                                           of month-end, certified by the chief
                                           financial officer of FNV or the
                                           Company, as appropriate; (ii)
                                           quarterly consolidated and
                                           consolidating financial statements
                                           of FNV, the Company and its
                                           subsidiaries within 45 days of
                                           quarter-end, certified by the chief
                                           financial officer of FNV or the
                                           Company, as appropriate; (iii)
                                           annual audited consolidated and
                                           consolidating financial statements
                                           of FNV, the Company and their
                                           subsidiaries within 90 days of
                                           year-end, certified with respect to
                                           such consolidated statements by
                                           independent certified public
                                           accountants acceptable to Lender;
                                           (iv) copies of all reports on Form
                                           10-K, 10-Q or 8-K filed by FNV or
                                           the Company with the Securities and
                                           Exchange Commission; (v) projections
                                           for the balance of the term of the
                                           Facility provided annually and
                                           annual business and financial plans
                                           provided in each case at least 30
                                           days prior to fiscal year-end, with
                                           the business and financial plans
                                           being updated quarterly; and (vi)
                                           periodic compliance certificates.

OTHER REPORTING REQUIREMENTS:              The loan documentation will contain
                                           other reporting requirements
                                           customarily found in loan
                                           documentation for similar financings
                                           and transactions of this type and
                                           other reporting requirements deemed
                                           by Lender appropriate to the specific
                                           transaction, including, without
                                           limitation, with respect to
                                           litigation, contingent liabilities,
                                           defaults and ERISA or environmental
                                           events at such times and in form and
                                           substance as is satisfactory to
                                           Lender.

EVENTS OF DEFAULT:                         The loan documentation will contain
                                           events of default customarily found
                                           in loan documentation for similar
                                           financings and transactions of this
                                           type and other events of default
                                           deemed by Lender appropriate to the
                                           specific transaction (which will be
                                           applicable to FNV, the Company and
                                           their respective subsidiaries),
                                           including, without limitation,
                                           failure to make payments when due,
                                           defaults or accelerations under other
                                           indebtedness, noncompliance with
                                           covenants, breaches of
                                           representations and warranties,
                                           bankruptcy and insolvency events,
                                           failure to satisfy or stay execution
                                           of judgments in excess of specified
                                           amounts, the existence of certain
                                           materially adverse employee benefit
                                           or environmental liabilities,
                                           impairment of loan documentation or
                                           security, Material Adverse Change,
                                           actual or asserted invalidity of the
                                           guarantees, the security documents or
                                           the liens of Lender and change of
                                           ownership or control.

INDEMNIFICATION:                           The Company shall indemnify and hold
                                           harmless Lender, Berkshire and
                                           Leucadia and each of their respective
                                           affiliates, officers, directors,
                                           employees, members, managers, agents,
                                           advisors, attorneys and
                                           representatives of each (each, an
                                           "INDEMNIFIED PARTY") from and against
                                           any and all claims, damages, losses,
                                           liabilities and expenses (including,
                                           without limitation, reasonable fees
                                           and disbursements of counsel), joint
                                           or several, that may be incurred by
                                           or asserted or awarded against any
                                           Indemnified Party (including, without
                                           limitation, in connection with or
                                           relating to any investigation,
                                           litigation or proceeding or the
                                           preparation of any defense in
                                           connection therewith), in each case
                                           arising out of or in connection with
                                           or by reason of the Facility, the
                                           loan documentation or any of the
                                           transactions contemplated thereby, or
                                           any actual or proposed use of the
                                           proceeds of the Facility, except to
                                           the extent such claim, damage, loss,
                                           liability or expense is found in a
                                           final non-appealable judgment by a
                                           court of competent jurisdiction (or
                                           admitted by an Indemnified Party
                                           pursuant to a written settlement
                                           agreement) to have resulted primarily
                                           from such Indemnified Party's gross
                                           negligence or willful misconduct. In
                                           the case of an investigation,
                                           litigation or other proceeding to
                                           which the indemnity in this paragraph
                                           applies, such indemnity shall be
                                           effective whether or not such
                                           investigation, litigation or
                                           proceeding is brought by FNV, the
                                           Company, any of their respective
                                           directors, securityholders or
                                           creditors, an Indemnified Party or
                                           any other person, or an Indemnified
                                           Party is otherwise a party thereto
                                           and whether or not the transactions
                                           contemplated hereby are consummated.
                                           The Company further agrees that no
                                           Indemnified Party shall have any
                                           liability (whether direct or
                                           indirect, in contract, tort or
                                           otherwise) to the Company or any of
                                           its securityholders or creditors for
                                           or in connection with the
                                           transactions contemplated hereby,
                                           except for direct damages (as opposed
                                           to special, indirect, consequential
                                           or punitive damages (including,
                                           without limitation, any loss of
                                           profits, business or anticipated
                                           savings)) determined in a final
                                           non-appealable judgment by a court of
                                           competent jurisdiction (or admitted
                                           by an Indemnified Party pursuant to a
                                           written settlement agreement) to have
                                           resulted primarily from such
                                           Indemnified Party's gross negligence
                                           or willful misconduct and any
                                           liability of any Indemnified Party
                                           shall be limited to the amount of
                                           fees actually received hereunder by
                                           such Indemnified Party.

EXPENSES:                                  FNV, the Company and each of their
                                           respective subsidiaries shall
                                           jointly and severally pay all (i)
                                           reasonable costs and expenses of
                                           Lender, Berkshire and Leucadia
                                           (including all reasonable fees,
                                           expenses and disbursements of
                                           outside counsel) in connection with
                                           the preparation, execution and
                                           delivery of the loan documentation
                                           and the funding of all loans under
                                           the Facility, and all search, filing
                                           and recording fees, incurred or
                                           sustained by Lender, Berkshire and
                                           Leucadia in connection with the
                                           Facility, the loan documentation or
                                           the transactions contemplated
                                           thereby, the administration of the
                                           Facility and any amendment or waiver
                                           of any provision of the loan
                                           documentation and (ii) costs and
                                           expenses of Lender, Berkshire and
                                           Leucadia (including fees, expenses
                                           and disbursements of counsel) in
                                           connection with the enforcement of
                                           any of their rights and remedies
                                           under the loan documentation.

MISCELLANEOUS:                             The loan documentation will include
                                           standard yield protection provisions
                                           (including, without limitation,
                                           provisions relating to compliance
                                           with risk-based capital guidelines,
                                           increased costs and payments free
                                           and clear of withholding taxes)
                                           relating to Lender and Lender's
                                           provider of funds.

FEES AND EXPENSES:                         COMMITMENT FEE: A commitment fee of
                                           $60,000,000 shall be due and payable
                                           to Lender upon execution of the
                                           Commitment Letter.

                                           FUNDING FEE: A funding fee of
                                           $60,000,000 shall be due and payable
                                           to Lender upon the closing of and
                                           borrowing under the Facility.

                                           TERMINATION FEE: A termination fee of
                                           $60,000,000 shall be due and payable
                                           to Lender if the Company does not
                                           borrow under the Facility for any
                                           reason (including the termination of
                                           Lender's obligations under the
                                           Commitment Letter, whether or not the
                                           Facility agreements have been
                                           entered) unless the Company's failure
                                           to borrow is solely due to (x) the
                                           failure by Lender to fund in
                                           violation of its obligations under
                                           the Commitment Letter or, (y)
                                           following confirmation of the Plan by
                                           the Bankruptcy Court, a Material
                                           Adverse Change has occurred or a due
                                           diligence condition relating to
                                           environmental, insurance or employee
                                           matters has not been satisfied.

                                           REIMBURSEMENT FEES: All fees, if any,
                                           and expenses incurred from time to
                                           time by Lender and its affiliates
                                           relating to its financing for the
                                           Facility shall be due and payable to
                                           Lender or such affiliates when
                                           incurred by Lender or such
                                           affiliates.

                                           FACILITY FEE: An annual facility fee
                                           in an amount equal to 25 basis
                                           points times the outstanding
                                           principal amount of the Term Loan,
                                           payable monthly, shall be due and
                                           payable to Lender, commencing on the
                                           date of borrowing under the
                                           Facility.

GOVERNING LAW AND SUBMISSION TO
JURISDICTION:                              State of New York.

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                                                            EXHIBIT A TO ANNEX I

                        SUMMARY OF TERMS OF SENIOR NOTES

Issuer:                   The FINOVA Group Inc. ("FNV")

Aggregate Principal       Approximately $5 billion (assuming $6 billion pro rata
Amount:                   pay down of existing Company debt with the proceeds of
                          the Term Loan)

Term: Ten (10) years, subject to prepayment as described below

Interest Rate:            Weighted Average Rate on the Company's currently
                          outstanding debt

Payment:                  Payable semi-annually

                          Provided the Company is in compliance with all covenants of the Term Loan including, without limitation, the loan-to-collateral value ratio covenant, cash distributed to FNV will be permitted solely to be used as set forth below:

                          FIRST:
                          to pay accrued interest on the Senior Notes;

                          SECOND:
                          Commencing after repayment in full of the Term Loan, first to fund a reserve to pay dividends on the TOPrS (to the extent outstanding), and then 95% of the balance of the cash, if any, distributed by the Company to FNV shall be used to make semiannual payments of outstanding principal of the Senior Notes until paid in full or to make any permitted optional redemption of the Senior Notes, and 5% of such balance shall be used to pay dividends to stockholders of FNV; and

                          THIRD:
                          Commencing after repayment in full of the Senior Notes, 95% of the cash, if any, distributed from the Company to FNV shall be paid, on a pro rata basis, to holders of the Senior Notes as additional interest, up to a maximum aggregate payment of $100 million.

Use of Cash Flow:         Cash flow from the assets of the Company (including
                          proceeds from the permitted sale of such assets) shall be applied in the following order:

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                          FIRST:
                          to pay accrued interest when due on the Term Loan;

                          SECOND:
                          to pay operating expenses and taxes of FNV, the Company and their respective subsidiaries;

                          THIRD:
                          to fund reasonable reserves for revolving commitments, unfunded commitments and general corporate purposes of the Company;

                          FOURTH:
                          to pay accrued interest on the Senior Notes;

                          FIFTH:
                          to pay principal on the Term Loan; and

                          SIXTH:
                          Commencing after repayment in full of the Term Loan, first to fund a reserve to pay dividends on the TOPrS (to the extent outstanding), and then 95% of the balance of the cash, if any, distributed by the Company to FNV shall be used to make semiannual payments of outstanding principal of the Senior Notes until paid in full or to make any permitted optional redemption of the Senior Notes, and 5% of such balance shall be used to pay dividends to stockholders of FNV; and

                          SEVENTH:
                          Commencing after repayment in full of the Senior Notes, 95% of the cash, if any, distributed from the Company to FNV shall be paid, on a pro rata basis, to holders of the Senior Notes as additional interest, up to a maximum aggregate payment of $100 million.

Optional Redemption:      FNV will have the option to redeem the Senior Notes,
                          in whole or in part, at any time and from time to time after repayment of the Term Loan, without premium or penalty.

Priority and Collateral   FNV will grant to the holders of the Senior Notes a
Security:                 second priority security interest in all of the assets
                          of FNV and all proceeds thereof. Enforcement of this security interest against the assets of FNV shall not be allowed until the
                          Term Loan is paid in full. Lender shall be the third party beneficiary of this limitation on exercise of remedies.

Covenants:                Covenants, to the extent there are any, will be
                          minimal, but will include restrictions on the incurrence of indebtedness by FNV or its subsidiaries following repayment in full of the Term Loan and a covenant by FNV to cause the Company to distribute all cash as provided above under "Use of Cash Flow."

Event of Default:         Events of Default generally will be those typical for
                          public indentures but will exclude cross default/cross acceleration from any existing debt of FNV.

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